\PHILA2\99917_4


                     STANDSTILL AND SHAREHOLDERS' AGREEMENT

         This Agreement dated as of March 11, 1996, between each of the persons identified on Schedule A hereto (the "Holders") and RCM Technologies, Inc., a Nevada corporation (the "Company").

                                R E C I T A L S:

         WHEREAS, the Company and Holders are parties to a Stock Purchase Agreement dated as of March 1, 1996 (the "Stock Purchase Agreement") pursuant to which the Company acquired 100% of the outstanding stock of The Consortium, a New Jersey corporation (the "Acquiree");

         WHEREAS, the Holders represent the former holders of 100% of the outstanding capital stock of Acquiree;

         WHEREAS, as a result of a closing under the Stock Purchase Agreement, Holders acquired 6,500,000 shares of the Common Stock of the Company (the "RCM Shares");

         WHEREAS, the parties desire to set forth certain agreements concerning the RCM Shares and other matters.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    AGREEMENT

         1.       Definitions

                  (a) "Acquiree" shall mean The Consortium, a New Jersey corporation.

                  (b) "Company" shall mean RCM Technologies, Inc., a Nevada corporation.

                  (c) "Holders" shall mean the former shareholders of The Consortium all of whom received RCM Shares pursuant to the Stock Purchase Agreement.

                  (d) "Stock Purchase Agreement" shall mean that agreement entered into as of March 1, 1996, among the Company, the Holders and Acquiree.

                  (e) "Voting Securities" shall mean all classes of capital stock of the Company which are then entitled to vote generally in the election of directors of the Company.

         Unless otherwise indicated herein, any capitalized terms utilized in this Agreement shall have the meaning ascribed thereto in the Stock Purchase Agreement.

\PHILA2\99917_4



         2.       Covenants of Holders

                  (a) During the term identified in subparagraph (b) below:

                           (i) Each of the Holders shall vote all Voting
Securities owned by him in connection with the election of directors of the Company for all of the nominees of a majority of the Board of Directors of the Company and, unless the Company otherwise consents in writing, on all other matters to be voted on by the holders of Voting Securities, in accordance with the recommendation of the majority of the Board of Directors; provided that the Voting Securities owned by Holders may be voted as such members determine in their sole discretion on any Significant Event. As used herein, the term "Significant Event" means any (A) sale of substantially all of the assets of the Company; (B) acquisition of the Company by a third party through a merger transaction in which the Company is the target company; or (C) transaction or series of related transactions which results in the issuance and/or sale by the Company of more than 20% of the outstanding capitalization on a fully diluted basis, if that on a proforma basis, the proportionate net stockholders' equity of the Holders after such proposed transaction would be diluted. The Holders, as holders of Voting Securities, shall be present, in person or by proxy, at all meetings of shareholders of the Company so that all Voting Securities beneficially owned by them may be counted for the purpose of determining the presence of a quorum at such meetings.

                           (ii)    No Holder shall deposit any Voting Securities
in a voting trust or subject any Voting Securities to any arrangement or agreement with respect to the voting of such Voting Securities, except in connection with a transfer permitted under 2(a)(v)(D).

                           (iii) No Holder shall solicit proxies or become a
"participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) in opposition to the recommendation of the majority of the Board of Directors of the Company with respect to any matter.

                           (iv)     No Holder shall join a partnership, limited
partnership, limited liability company, limited liability partnership, syndicate or other group or otherwise act in concert with any person, for the purpose of acquiring, holding, voting or disposing of Voting Securities, or otherwise become a "person" within the meaning of Section 13(d)(3) of the Exchange Act, other than with other Holders.

                           (v) In addition to the limitations upon public

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\PHILA2\99917_4


resale contained in Section 2(c) of the Registration Rights Agreement executed on even date herewith by and among the Company and the Holders (the "Registration Rights Agreement"), no Holder shall, directly or indirectly, offer or sell or transfer any Voting Securities except (A) to another Holder; (B) in gift or other similar transactions not involving sales for consideration, to family members or trusts, provided, however, that such family members (or trustee) as a condition to such transfer agree in writing to be bound by the terms of this Agreement as if they were a Holder; (C) in other transactions in which Voting Securities are sold or transferred to any person or related group of persons who would immediately thereafter, to the knowledge of any Holder, own, or have the right to acquire Voting Securities representing no more than one percent of the total combined voting power of all Voting Securities then outstanding; or (D) as a result of any pledge or hypothecation to a financial institution to secure a bona fide loan, or the foreclosure of any lien or encumbrance which might be placed upon any Voting Securities (whether voluntarily or involuntarily).

                  (b) The covenants identified in Section 2(a)(i)-(v) shall continue in full force and effect until the earlier of (i) the date upon which Leon Kopyt no longer serves as an officer of the Company; or (ii) six (6) months following the date upon which both Messrs. Blaire and Meyers cease to be employees of the Company (the "Termination Date"), provided, however, that the Termination Date shall be deemed to occur on any such earlier date that the employment of both of Messrs. Blaire and Meyers is terminated without cause.

         3.       Covenants Regarding Board Representation

                  (a) Effective April 15, 1996, the Company shall (i) increase its Board of Directors from five (5) members to seven (7) members; (ii) appoint Messrs. Blaire and Meyers to such openings as a Class C and Class A member, respectively; and (iii) appoint Messrs. Blaire and Meyers to the Executive Committee of the Board of Directors of the Company.

                  (b) The Company shall (i) continue to nominate Messrs. Blaire and Meyers as management nominees for election to the Board of Directors upon expiration of their respective terms and (ii) cause Messrs. Blaire and Meyers to be appointed to the Executive Committee of the Board of Directors, for so long as: (A) the Holders, in the aggregate, continue to own, directly or beneficially, 50% or more of the RCM Shares (as adjusted by any stock splits, recapitalization or other adjustments to the capital stock of the Company), and
(B) either of Messrs. Blaire or Meyers remain as a management level employee of the Company; provided,

\PHILA2\99917_4


however, that: (X) in the event only one of Messrs. Blaire or Meyers is a management level employee, then only that individual shall be entitled to the rights set forth in clauses (i) and (ii) hereof; and (Y) the provisions of clause (B) above shall not be effective to abrogate the Company's obligations in clauses (i) and (ii) above if the employment of either or both of Messrs. Blaire and Meyers is terminated by the Company without cause; in which case the Company shall remain obligated to undertake those actions identified in clauses (i) and
(ii) hereof for the remaining period of any employment agreements pursuant to which Messrs. Blaire or Meyers were employed upon such termination.

         4.       Negative Covenant

                  The  Company  shall  not   undertake  the  corporate   actions
described below without the written consent of either of Messrs.
Blaire or Meyers:

                  (a) the sale of all or substantially all of the assets of the Company on a consolidated basis;

                  (b) the acquisition of the Company by a third party through a merger transaction in which the Company is the target
Company; or

                  (c) a transaction or series of related transactions that result in the issuance and/or sale by the Company of more than 20% of its outstanding capital stock of the Company outstanding at that time, if, on a proforma basis, the proportionate net stockholders' equity of the Holders immediately after the completion of such proposed transaction would be diluted.

                  Notwithstanding the foregoing, no such written consent shall be required if: (i) the Holders, in the aggregate, own, directly or beneficially, less than 50% of the RCM Shares (subject to adjustment for stock splits, recapitalization or other adjustments to the capital stock of the Company); or (ii) neither Messrs. Blaire nor Meyers, nor their designees continue to serve on the Board of Directors of the Company; or (iii) the Holders, in the aggregate, own beneficially less than 15% of the outstanding capital stock of the Company.

         5.       Termination of Prior Shareholders Agreements - Release of
                  Acquiree

                  (a) The execution of this Agreement by the Holders shall constitute the formal termination of any and all prior shareholders agreements or arrangements in their former capacity as holders of the common stock of Acquiree, including, but not limited to: (i)

\PHILA2\99917_4


Employee Shareholder Agreement dated July 6, 1995 between Acquiree and Alexander Valcic; (ii) Employee Shareholder Agreement dated June 29, 1995 between Acquiree and Howard Ross; (iii) Employee Shareholder Agreement dated June 30, 1995 between Acquiree and Marie Wolfson; and (iv) Shareholders Agreement dated September 25, 1992 between Acquiree, Martin L. Blaire and Barry S. Meyers, all as amended or supplemented from time to time.

                  (b)  Each of the  Holders,  individually,  do  hereby  remise, release and forever discharge Acquiree, as well as each of its directors and officers (the "Releasees") of and from any and all manner of actions, causes of action, suits, debts, accounts, bonds, covenants, agreements, understandings, contracts, controversies, judgments, damages, claims, liabilities and demands of any kind or nature whatsoever, at law or in equity, including but not limited to those matters arising under any and all Shareholders Agreements or similar arrangements with Acquiree, whether such be presently known or unknown, which against any of the Releasees the Holders ever had, now have or hereafter can have or may claim to have for or by reason of any cause, matter or thing whatsoever, from the beginning of the world to the date hereof; provided, however, notwithstanding the foregoing, the Holders do not release the Acquiree from its obligations to indemnify and hold harmless each Holder, under the Certificate of Incorporation of Acquiree (as amended) or as otherwise contemplated by the New Jersey Business Corporation Act, for any liabilities incurred by them in their capacity as an officer and/or director of the Acquiree.

         6.       Restrictive Covenants

                  (a) In recognition of their continued employment with Acquiree following the Closing under the Stock Purchase Agreement, each of Alexander Valcic, Howard Ross and Marie Wolfson (in the aggregate, the "Non-Executive Employee") do hereby agree to comply with the restrictive covenants set forth in subparagraph 6(a)(i) and (ii), for the one (1) year period following the termination of such Non-Executive Employee, if a termination of such Non-Executive Employee occurs within the two (2) year period following the Closing. In the event a Non-Executive Employee is not terminated within the two
(2) year period following Closing, then such Non Executive Employee and the Company shall conduct negotiations in good faith to determine an appropriate non-competition period for the Non-executive Employee.

                           (i)  The Non-Executive Employee shall not engage,
directly or indirectly, whether as owner, partner, joint venturer, shareholder, director, employee, agent, consultant, advisor, officer or otherwise, in any other business or enterprise which is in direct competition with the Company; provided, however, that (i)

\PHILA2\99917_4


with respect to Alexander Valcic, such non-competition shall only apply to the computer consulting industry and the business of the permanent placement of computer personnel in the greater New York metropolitan area and (ii) with respect to Howard Ross, such non competition shall only apply to the placement of general temporary personnel in the greater New York metropolitan area.

                           (ii)  The Non-Executive Employee shall not as owner,
partner, joint venturer, shareholder, director, employee, agent, consultant, advisor, officer or otherwise, directly or indirectly: (A) engage in business with, solicit the business of, contract with, or otherwise do business with, or cause any entity with which the Non-Executive Employee is associated to engage, solicit, contract or otherwise do business with, in respect of business which is in direct or indirect competition with the business then conducted by the Company, any persons or entities who, at the time of such termination are, or at any time within the period of six (6) months prior to such termination were, a party to an engagement letter or agreement with, or who were otherwise clients of the Company, or (B) employ as an employee, engage as an independent contractor, or otherwise retain or solicit, or seek to so employ, engage or retain, any person who is at such time, or was during any portion of the six (6) months prior to the termination of the Non Executive Employee's employment by the Company, an employee of, or an independent contractor for the Company. Notwithstanding the foregoing, however, each of the Non-Executive Employees may make passive investments of not more that 5% of the total issued and outstanding securities of any corporation which competes with the Company and whose securities are regularly traded on any national securities exchange or in the over-the-counter market.

                  (b) At all times, both during and after the Non Executive Employee is a stockholder of the Company, such Non Executive Employee shall be deemed to be in a fiduciary capacity for the benefit of the Company, and not use or disclose to any third party, any trade secret, information, knowledge or data not generally known to, or easily obtainable by, the public which the Non-Executive Employee may have learned, discovered, developed, conceived, originated or prepared during or as a result of the Non Executive Employee's relationship with the Company, with respect to the operations, business, affairs, products, technologies or services of the Company.

                  (c) If in any proceeding, a Court shall refuse to enforce any covenant in this Paragraph 6 because such covenant covers too extensive a geographic area or too long a period of time or for any other reason, any such covenant shall be deemed amended to the extent (but only to the extent) required by law, and shall be enforced as amended.

\PHILA2\99917_4



                  (d) In the event a Non-Executive Employee violates any of the covenants in this Paragraph 6, the Company shall be deemed to have suffered irreparable harm, and shall be entitled to seek and obtain equitable relief in the form of temporary restraining orders and preliminary injunctions to enforce said covenants. In such event, such Non-Executive Employee hereby waives the claim or defense that an adequate remedy exists at law and shall not advance in any such action or proceeding the claim or defense that such remedy at law exists. Such remedy shall be in addition to any other remedy available at law or in equity. Furthermore, in the event of such breach, such Non-Executive Employee shall be liable for all of the costs and expenses, including, but not limited to reasonable legal fees, in obtaining such equitable relief.

         7.       Right of First Refusal

                  (a) In the event that a Holder proposes to dispose in a privately negotiated transaction effectuated other than (i) by means of a public resale, (ii) to another Holder or (iii) to a family member, any or all of the RCM Shares ("Selling Shares") then owned by such Holder (the "Selling Holder"), then the Selling Holder shall provide written notice to the Company of his intention (the "Selling Notice") to dispose of his Selling Shares. The Selling Notice shall contain the terms upon which such proposed disposition shall occur, including the amount and price per share of the Selling Shares. Upon receipt of the Selling Notice, the Company shall have the option for a period of eleven
(11) calendar days (the "Option Period") to purchase the Selling Shares offered in the Selling Notice on the same terms and conditions set forth therein. The Selling Holder, upon the earlier of receiving written notification from the Company that it elects not to purchase the Selling Shares or the expiration of the Option Period, may dispose of all, but not less than all, of the Selling Shares identified in the Selling Notice, on the same terms and conditions as are set forth in the Selling Notice. In the event the Selling Holder intends to dispose of the Selling Shares on terms different from those presented to the Company in the Selling Notice, or the Selling Holder does not dispose of the Selling Shares within ninety (90) calendar days from the date of receipt by the Company of the Selling Notice, then the Selling Shares shall once again be subject to all of the terms and provisions of this Section 7.

                  (b) In the event that a Holder proposes to dispose of the Selling Shares in an open market transaction, the Selling Holder shall provide a Selling Notice to the Company. Upon receipt of the Selling Notice, the Company shall have the option for one (1) calendar day to purchase the Selling Shares offered in the Selling Notice upon the terms and conditions set forth therein.

\PHILA2\99917_4


         8.       Preemptive Rights

                  If RCM issues any Voting Securities for cash (other than pursuant to employee stock option plans or in an underwritten public offering), then the Acquiree Shareholders shall have the right to purchase, on the same terms as such issuance, that number of Voting Securities so that the Acquiree Shareholders own the same percentage of the Company's Voting Securities as they owned immediately prior to such issuance.

         9.       Miscellaneous

                  (a) The Holders, on one hand, and the Company, on the other acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any Court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which they maybe entitled at law or in equity.

                  (b) If requested in writing by the Company, the Holders shall present or cause to present promptly all certificates representing Voting Securities now owned or hereafter acquired by members of the Holder Group for the placement thereon of the following legend, which will remain thereon as long as such Voting Securities are subject to the restrictions contained in this Agreement, and which will be in addition to any legend that denotes the securities as "restricted securities" under the Securities Act of 1933, as amended;

                  "The securities represented by this certificate are subject to the provisions of an agreement dated as of March 1, 1996 between RCM Technologies, Inc. and the persons identified in such agreement and may not be sold or transferred except in accordance therewith. A copy of said agreement is on file at the offices of the corporate secretary of RCM Technologies, Inc."

                  The Company may enter a stop transfer order with the transfer agent or agents of Voting Securities against the transfer of Voting Securities except in compliance with the requirements of this Agreement. The Company agrees to remove promptly any stop transfer order with respect to, and issue promptly an legend and certificates in substitution for, certificates of any Voting

\PHILA2\99917_4


Securities that are no longer subject to the restrictions contained in this Agreement.

                  (c) As used herein, the term "affiliate" shall have the meaning set forth in Rule 12b-2 under the Exchange Act and the term "person" shall mean any individual, partnership, corporation, trust, limited liability company, or other entity.

                  (d) This Agreement contains the entire understanding of the parties with respect to the transaction contemplated hereby and the Agreement maybe terminated only by an agreement in writing executed by the parties hereto.

                  (e) Descriptive headings are for the convenience only and shall not control or affect the meaning or construction or any provision of this Agreement.

                  (f) For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto, and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

                  (g) All notices (including a Selling Notice), consents, and requests, instructions, approvals and other communications provided for herein and all legal processing in regard hereto shall be valid if given, made or served, if in writing and delivered personally, by facsimile, or sent by registered mail, postage prepaid

                           (i)              If to the Company, to:

                                            Mr. Leon Kopyt
                             Chief Executive Officer
                                            RCM Technologies, Inc.
                        2500 McClellan Avenue, Suite 350
                        Pennsauken, New Jersey 08109-4613

                            with a courtesy copy to;

                                            Stephen M. Cohen, Esq.
                                            Clark Ladner Fortenbaugh & Young
                                            One Commerce Square
                                            2005 Market Street
                                            Philadelphia, Pennsylvania 19103
                                            Telephone Number: (215) 241-1800
                                            Telecopy Number:  (215) 241-1857

                           (ii)             If to the Holders, to:

\PHILA2\99917_4


                                            Martin Blaire
                                            Lewis Road
                            Irvington Road, NY 10533

                                            Barry Meyers
                                            384 Highview Terrace
                                            Ridgewood, NJ  07450

                                            Howard Ross
                                            1260 Westover Road
                                            Stamford, CT  06902

                                            Marie Wolfson
                                            210 Marc Boulevard
                                            Boonton, NJ  07005

                                            Alexander Valcic
                                            412 East 55th Street
                                            New York, NY  10022

                            with a courtesy copy to;

                            Joshua B. Gillon, Esquire
                     Schneck Weltman Hashmall & Mischel LLP
                           1285 Avenue of the Americas

\PHILA2\99917_4


                            New York, New York 10019
                        Telephone Number: (212) 956-1500
                         Telecopy Number: (212) 956-3252

Any such notices shall be effective (i) when delivered in person or sent by telecopy, (ii) one business day after being sent by overnight delivery or (iii) three business days after being sent by registered or certified mail. Any of the foregoing addresses may be changed by giving notice of such change in the foregoing manner, except that notices for changes of address shall be effective only upon receipt.

                  (h) From and after the Termination Date or earlier termination of this Agreement, the covenants of the parties set forth herein shall be of no further force and effect and the parties shall be under no further obligation with respect thereto.

                  (i) This Agreement shall be governed by construed and forced in accordance with the laws of the State of New Jersey applicable to contracts made and to be performed therein.

\PHILA2\99917_4


         IN WITNESS WHEREOF, the Holders and the Company have caused this Agreement to be duly executed, in the case of accompanied by its respective officers, each of who is duly authorized, all as of the day and year first above written.

                                                         RCM TECHNOLOGIES, INC.

ATTEST

By:                             By:
         Secretary                                            Name:
                                                                       Title:

                                                              THE HOLDERS:



                                                              Martin Blaire



                                                              Barry Meyers



                                                              Howard Ross



                                                              Marie Wolfson



                                                              Alexander Valcic

         For the purpose of consenting to, and joining with the provisions of Paragraph 5(a) hereof:

                                                              THE CONSORTIUM

ATTEST

By:________________________         By:________________________
         Secretary                        Name:________________
                                          Title:_______________

\PHILA2\99917_4

                                   SCHEDULE A


Martin Blaire
Barry Meyers
Howard Ross
Marie Wolfson
Alexander Valcic


                                                        13